STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

			Principal Amount	Value
Mortgage-Backed Obligations—1.9%
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M2, 5.086% [US0001M+260],
5/25/24[1]			$20,000$	20,984
Series 2014-C03, Cl. 1M2, 5.486% [US0001M+300],
7/25/24[1]			38,340	40,734
Series 2014-C03, Cl. 2M2, 5.386% [US0001M+290],
7/25/24[1]			7,564	7,926
Series 2014-C04, Cl. 1M2, 7.386% [US0001M+490],
11/25/24[1]			45,703	51,339
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.736% [US0001M+425],
11/25/23[1]			39,737	43,430
Series 2014-DN2, Cl. M3, 6.086% [US0001M+360],
4/25/24[1]			25,000	27,019
Total Mortgage-Backed Obligations (Cost $190,116)				191,432

U.S. Government Obligation—2.6%
United States Treasury Inflation-Protected Securities, 1.00%,
2/15/48 (Cost	$243,063)[10]		255,185	261,244

Foreign Government Obligations—20.1%
Argentina—0.7%
Argentine Republic, 0.236% Unsec. Nts., 7/31/20[2]		ARS	3,000,000	66,654

Brazil—7.1%
Federative Republic of Brazil, 10.00% Unsec. Nts., 1/1/25		BRL	2,600,000	704,319

Cyprus—2.0%
Republic of Cyprus, 2.75% Unsec. Nts., 2/26/34[3]		EUR	160,000	192,187

Greece—2.6%
Hellenic Republic:
3.875% Sr. Unsec. Nts., 3/12/29[3,4]		EUR	130,000	147,621
4.00% Bonds, 1/30/37[3]		EUR	100,000	106,694
				254,315

Mexico—3.9%
United Mexican States, Series M, 5.75% Bonds, 3/5/26		MXN	8,500,000	387,255

South Africa—2.2%
Republic of South Africa, Series 2037, 8.50% Bonds, 1/31/37		ZAR	3,500,000	217,753

Spain—1.6%
Kingdom of Spain, 1.85% Sr. Unsec. Nts., 7/30/35[3,4]		EUR	140,000	160,114
Total Foreign Government Obligations (Cost $2,060,118)				1,982,597

1 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

							Principal Amount		Value
Corporate Bonds and Notes—26.9%
Financials—26.9%
Commercial Banks—15.0%
Banco Bilbao Vizcaya Argentaria SA, 8.875% [EUSA5+917.7]
Jr. Sub. Perpetual Bonds[1,3,5]				EUR			200,000		$247,305
Banco Santander SA, 5.25% [EUSA5+499.9] Jr. Sub.
Perpetual Bonds[1,3,5]				EUR			200,000		214,165
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual
Bonds[1,3,5]				EUR			200,000		233,584
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[4]							100,000		126,728
Intesa Sanpaolo SpA, 7.70% [USSW5+546.15] Jr. Sub.
Perpetual Bonds[1,4,5]							200,000		189,189
Societe Generale SA, 8.00% [USISDA05+587.3] Jr. Sub.
Perpetual Bonds[1,4,5]							200,000		212,689
Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub.
Perpetual Bonds[1,3,5]							40,000		41,800
UniCredit SpA, 6.75% [EUSA5+610] Jr. Sub. Perpetual
Bonds[1,3,5]				EUR			200,000		221,233
									1,486,693

Diversified Financial Services—11.9%
REC Ltd., 8.36% Sr. Unsec. Nts., 9/22/20				INR			80,000,000		1,172,319
Total Corporate Bonds and Notes (Cost $2,706,220)									2,659,012

Short-Term Notes—2.1%
Arab Republic of Egypt Treasury Bills, 17.252%, 9/17/19[2]					EGP		2,500,000		133,406
Argentine Republic Treasury Bills, 0.00%, 4/30/19[2]					ARS		2,700,000		76,819
Total Short-Term Notes (Cost $219,286)									210,225
					Notional
	Counter-		Exercise Expiration Amount				Contracts
	party		Price	Date	(000	's)	(000	's)
Over-the-Counter Options Purchased—0.2%
							BRL
BRL Currency					BRL
Call[6]	JPM	BRL	3.200	4/25/19	482,560		2,560		36
							BRL
BRL Currency
Call[6]	GSCO-OT	BRL	3.200	4/25/19	BRL 1,600		1,600		22
							BRL
BRL Currency
Call[6]	JPM	BRL	3.150	5/24/19	BRL 10		10		16
							EUR
EUR Currency
Put[6]	JPM	RUB	73.550	6/27/19	EUR 350		350		4,939
							EUR
EURO STOXX
50 Index Call[6]	BOA	EUR	3325.000	9/20/19	EUR 508		—[7]		14,759
Total Over-the-Counter Options Purchased (Cost $36,238)									19,772

2 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

	Shares	Value
Investment Companies—41.9%
iShares JP Morgan USD Emerging Markets Bond Exchange Traded Fund	10,870 $	1,196,352
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.42%[8,9]	334,175	334,175
Oppenheimer Ultra-Short Duration Fund, Cl. Y8	522,617	2,613,084
Total Investment Companies (Cost $4,127,404)		4,143,611
Total Investments, at Value (Cost $9,582,445)	95.7%	9,467,893
Net Other Assets (Liabilities)	4.3	422,380
Net Assets	100.0%	$9,890,273
1
1
1

Footnotes to Statement of Investments

Ld

1. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period.  The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $1,564,703 or 15.82% of the Fund's net assets at period end.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $836,341 or 8.46% of the Fund's net assets at period end.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. Non-income producing security.

7. Number of contracts are less than 500.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	December 31,	Gross	Gross	Shares
	2018	Additions	Reductions March 31, 2019
Investment Company
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	710,379	2,519,116	2,895,320	334,175
Oppenheimer Limited-Term Bond
Fund, Cl. I	684,182	—	684,182	—
Oppenheimer Senior Floating Rate
Fund, Cl. I	89,245	—	89,245	—
Oppenheimer Ultra-Short Duration
Fund, Cl. Y	—	682,697	160,080	522,617

3 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)
				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)
Investment Company
Oppenheimer Institutional
Government Money Market Fund,
Cl. E	$334,175$	4,466$	—	$—
Oppenheimer Limited-Term Bond
Fund, Cl. I	—	5,913	(8,744)	15,585
Oppenheimer Senior Floating Rate
Fund, Cl. I	—	987	(2,166)	17,780
Oppenheimer Ultra-Short Duration
Fund, Cl. Y	2,613,084	13,427	—	5,200
Total	$2,947,259$	24,793$	(10,910)	$38,565

9. Rate shown is the 7-day yield at period end.

10. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings						Value	Percent
United States						$4,596,287	48.6%
India						1,172,319	12.4
Spain						855,169		9.0
Brazil						704,392		7.4
Italy						410,422		4.3
Mexico						387,255		4.1
Greece						254,314		2.7
South Africa						217,753		2.3
France						212,689		2.3
Cyprus						192,187		2.0
Argentina						143,474		1.5
Egypt						133,406		1.4
Germany						126,728		1.3
United Kingdom						41,800		0.4
Eurozone						14,759		0.2
EU						4,939		0.1
Switzerland						—	—
Ghana						—	—
Total						$9,467,893	100.0%

Forward Currency Exchange Contracts as of March 31, 2019
Counter	Settlement		Currency			Currency Sold	Unrealized	Unrealized
-party	Month(s)	Purchased (000's)				(000's)Appreciation Depreciation
BAC	06/2019	USD	128		MXN	2,500	$967	$—
BOA	05/2019	EUR	5		USD	6	—	74
BOA	06/2019	IDR	1,390,000		USD	96	107	—
BOA	06/2019	INR	13,400		USD	190	1,024	—
BOA	05/2019	USD	400	EUR		350	6,207	—
BOA	06/2019	USD	1,177	INR		83,000	—	6,342
CITNA-B	04/2019 - 05/2019	BRL	5,540		USD	1,429	2,262	17,005

4 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter	Settlement		Currency			Currency Sold			Unrealized	Unrealized
-party	Month(s) Purchased (000’s)							(000’s)Appreciation Depreciation
CITNA-B	05/2019	EUR	210		USD			238 $		— $	2,021
CITNA-B	06/2019	RUB	13,050		USD			197		—	166
CITNA-B	04/2019 - 05/2019	USD	1,787	BRL				6,880	33,281		2,248
CITNA-B	06/2019	USD	270		MXN			5,300		203	—
CITNA-B	06/2019	USD	36	ZAR				520		54	—
DEU	05/2019	EUR	5		USD			6		—	66
DEU	05/2019	USD	350	EUR				305		6,434	—
GSCO-OT	04/2019	BRL	539		USD			150		—	12,791
JPM	05/2019	EUR	10		USD			11		—	116
JPM	11/2019	MXN	2,765		USD			139		—	1,846
JPM	04/2019 - 08/2019	USD	350	BRL				1,379	12,703		11,964
JPM	05/2019	USD	1,104	EUR				960	23,196		—
MOS	06/2019	CLP	131,000		USD			196		—	3,921
RBC	05/2019	USD	148	EUR				130		1,463	—
Total Unrealized Appreciation and Depreciation									$87,901		$58,560

Futures Contracts as of March 31, 2019
										Unrealized
	Expiration		Number Notional Amount							Appreciation/
Description	Buy/Sell	Date of Contracts				(000's)			Value	(Depreciation)
Euro-BUND	Sell	6/6/19	12			EUR 2,198 $ 2,239,103 $					(40,935)
United States
Treasury Long
Bonds	Sell	6/19/19	1			USD 145			149,656		(4,783)
											$(45,718)
1

Over-the-Counter Options Written at March 31, 2019
				Number of				Notional
	Counter	Exercise Expiration		Contracts				Amount		Premiums
Description	-party	Price	Date	(000			's)	(000	's)	Received	Value
		SEK				EUR

EUR Currency Call	JPM	10.616	5/24/19			(350)		EUR 350 $		4,905	$(1,573)
		RUB				EUR

EUR Currency Put	JPM	71.400	6/27/19			(350)		EUR 350		1,808	(1,933)
		IDR				IDR

IDR Currency Put	GSCO-OT	15000.000	7/10/19	(5,250,000			)IDR	3,005,250,000		12,775	—
						USD

S&P 500 Index Call	BOA	2900.000	9/20/19			—[1]		USD 510		11,880	(13,367)
Total Over-the-Counter Options Written										$31,368	$(16,873)
1. Number of contracts are less tha n 500.
1

5 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps at March 31, 2019
				Notional	Premiums	Unrealized
Reference	Counter- Buy/Sell	Fixed	Maturity	Amount	Received/	Appreciation/
Asset	party Protection	Rate	Date	(000's)	(Paid)	Value (Depreciation)
Hellenic Republic	BAC Sell	1.000%	6/20/25	USD 1,000 $	166,370	$(148,753) $ 17,617

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum
Asset	Potential Payments
on which the Fund	for Selling Credit		Reference
Sold	Protection	Amount	Asset Rating
Protection	(Undiscounted)	Recoverable*	Range**
Non-Investment Grade
Sovereign Debt	$1,000,000	$—	BB-
Total USD	$1,000,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent

Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

1

Centrally Cleared Interest Rate Swaps at March 31, 2019
	Pay/Receive				Notional		Premiums			Unrealized
Counter-	Floating	Floating	Fixed	Maturity	Amount		Received /	Appreciation/
party	Rate	Rate	Rate	Date	(000	's)	(Paid)	Value (Depreciation)
		Three-Month USD
BOA	Receive	BBA LIBOR	2.304%	5/30/22	USD 290$		— $	(234	) $	(234)
GSCOI	Pay	BZDI	11.440	1/2/25	BRL 1,000		—	24,607		24,607
		MXN TIIE
GSCOI	Pay	BANXICO	8.855	11/8/23	MXN 14,000		—	29,580		29,580
		Three-Month USD
GSCOI	Receive	BBA LIBOR	3.143	11/15/23	USD 600		—	(27,658)		(27,658)
		MXN TIIE
GSCOI	Pay	BANXICO	8.775	12/29/28	MXN 7,000		—	16,582		16,582
					COP
GSCOI	Receive	COOVIBR	4.925	3/5/22	5,500,000		—	(11,021)		(11,021)
					COP
GSCOI	Pay	COOVIBR	4.380	3/5/20	15,900,000		—	7,795		7,795
		Three-Month USD
MSCO	Receive	BBA LIBOR	2.721	1/14/29	USD 300		—	(8,350)		(8,350)
Total Centrally Cleared Interest Rate Swaps					$		— $	31,301		$31,301

1

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA

6 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

Counterparty Abbreviations (Continued)
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MSCO	Morgan Stanley Capital Services, Inc.
RBC	RBC Dominion Securities

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Nuevo Peso
RUB	Russian Ruble
SEK	Swedish Krona
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers' Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
BUND	German Federal Obligation
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
EUSA5	EUR Swap Annual 5 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
S&P	Standard & Poor's
TIIE	Interbank Equilibrium Interest Rate
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
US0001M	ICE LIBOR USD 1 Month
USSW5	USD Swap Semi 30/360 5 Year

7 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS March 31, 2019 Unaudited

1. Organization

Oppenheimer Global Unconstrained Bond Fund (the “Fund”), a series of Oppenheimer

Integrity Funds, a diversified open-end management investment company registered under the

Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on January 26, 2018.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the "Exchange" or "NYSE") is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

     Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security

8 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

3. Securities Valuation (Continued) is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.         Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable

9 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued) market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities

(including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as

Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations $	— $	191,432$	— $	191,432
U.S. Government Obligation	—	261,244	—	261,244
Foreign Government Obligations	—	1,982,597	—	1,982,597
Corporate Bonds and Notes	—	2,659,012	—	2,659,012
Short-Term Notes	—	210,225	—	210,225
Over-the-Counter Options Purchased	—	19,772	—	19,772
Investment Companies	4,143,611	—	—	4,143,611
Total Investments, at Value	4,143,611	5,324,282	—	9,467,893
Other Financial Instruments:
Centrally cleared swaps, at value	—	78,564	—	78,564
Forward currency exchange contracts	—	87,901	—	87,901
Total Assets	$4,143,611$	5,490,747$	— $	9,634,358

10 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

3. Securities Valuation (Continued)
				Level 3—
		Level 1—	Level 2—	Significant
		Unadjusted	Other Significant	Unobservable
		Quoted Prices Observable Inputs		Inputs	Value

Liabilities Table
Other Financial Instruments:
Swaps, at value	$	— $	(148,753) $	— $	(148,753)
Centrally cleared swaps, at value		—	(47,263)	—	(47,263)
Options written, at value		—	(16,873)	—	(16,873)
Forward currency exchange contracts		—	(58,560)	—	(58,560)
Futures contracts		(45,718)	—	—	(45,718)
Total Liabilities		$(45,718) $	(271,449) $	— $	(317,167)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

    For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager or an affiliate of the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. Unless

11 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued) otherwise stated, the Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund's investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.     Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Ultra-Short Duration Fund, accounted for 26.42% of the Fund’s net assets. Additional information on

Oppenheimer Ultra-Short Duration Fund, including the audited financials, can be found on the

SEC website.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The

Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

Institutional Government Money Market Fund ("IGMMF"), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors: Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

12 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by

13 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued) the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund's actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

    The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,352,534 and $7,203,219, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to

14 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued) the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments.

Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $1,803,116 on futures contracts sold.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual

15 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued) equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $6,107 and $1,235 on purchased call options and purchased put options, respectively.     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

    During the reporting period, the Fund had an ending monthly average market value of $4,509 and $4,226 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any,

16 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued) at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

    The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

    The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    For the reporting period, the Fund had ending monthly average notional amounts of $1,000,000 on credit default swaps to sell protection.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

17 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

    The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

    For the reporting period, the Fund had ending monthly average notional amounts of $1,901,676 and $2,638,769 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.     Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

18 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

6. Use of Derivatives (Continued)

    At period end, the Fund had no purchased swaption contracts outstanding.

    The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

    During the reporting period, the Fund had an ending monthly average market value of $11,930 and $10,351 on purchased and written swaptions, respectively.

    At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty.

In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

    ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

19 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.     There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

20 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

    As of 5 p.m. Eastern Standard Time on April 12, 2019, the Reorganization has been approved by shareholders of record of the Fund as of January 14, 2019. Accordingly, if certain other closing conditions are satisfied or waived, the Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter. This is subject to change.

21 OPPENHEIMER GLOBAL UNCONSTRAINED BOND FUND